EXHIBIT 10.8

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91) CDC ELECTRONIC (1/94)

- -APPROVED BY THE                  CONTRACT NUMBER                        AM. NO.
ATTORNEY GENERAL
                                    R92.132

                TAXPAYER'S FEDERAL EMPLOYER IDENTIFICATION NUMBER
                                   94-2411045

THIS AGREEMENT, made and entered into this 1ST day of MARCH , 19 93 , in the
State of California, by and between State of California, through its duly elected or appointed, qualified and acting
- --------------------------------------------------------------------------------
TITLE OF OFFICER ACTING FOR STATE      AGENCY

Chief, Contract Services Section       Department of Corrections, hereafter
                                       called the State, and
- --------------------------------------------------------------------------------
CONTRACTOR'S NAME

Eclectic Communications, Inc. (Leo Chesney Center [Live Oak]), hereafter called the Contractor.
- --------------------------------------------------------------------------------
WITNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed, does hereby agree to furnish to the State services and materials as follows:
(SET FORTH SERVICE TO BE RENDERED BY CONTRACTOR, AMOUNT TO BE PAID CONTRACTOR, TIME FOR PERFORMANCE OR COMPLETION, AND ATTACH PLANS AND SPECIFICATIONS, IF
ANY.)


1. Pursuant to Sections 6250-56 of the California Penal Code, Title 15, Chapter 1, Rules and Regulations of the Director of the California Department of Corrections (CDC) and the Department's Operations Manual
        (DOM), the Contractor agrees to provide housing, sustenance, supervision and/or other such services and accommodations for selected inmates who meet community correctional facility screening criteria who are under the jurisdiction of the Director of CDC, and who hereinafter shall be referred to as the State's participants or inmates. Contractor's services shall be provided in accordance with the following:

        a) the Scope of Work (Attachment A, attached hereto and incorporated herein);

        b) the General Terms and Conditions (Attachment B, attached hereto and incorporated herein);

CONTINUED ON 28 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.
================================================================================
        The provisions on the reverse side hereof constitute a part of this agreement. IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.
================================================================================
STATE OF CALIFORNIA                     CONTRACTOR
- --------------------------------------------------------------------------------
AGENCY                                  CONTRACTOR (IF OTHER THAN AN INDIVIDUAL,
                                        STATE WHETHER A CORPORATION,
                                        PARTNERSHIP, ETC.)
Department of Corrections               Eclectic Communications, Inc.
- --------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)               BY (AUTHORIZED SIGNATURE)
/s/ Frank E. Renwick                    /s/ Arthur McDonald
- --------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING          PRINTED NAME AND TITLE OF PERSON SIGNING
FRANK E. RENWICK, Chief                 Arthur McDonald, President
- --------------------------------------------------------------------------------
                                        ADDRESS
TITLE                                   1823 Knoll Drive, Ste. 8
Contract Services Section               Ventura, CA 93003 (805) 644-8700
- --------------------------------------------------------------------------------
AMOUNT ENCUMBERED BY THIS     PROGRAM/CATEGORY (CODE AND TITLE)      FUND TITLE
DOCUMENT                      SUPPORT PROGRAM 31                     GENERAL
$      771649.00 92/93                                               GENERAL
      3093379.00 93/94
- --------------------------------------------------------------------------------
PRIOR AMOUNT ENCUMBERED FOR                  (OPTIONAL USE)
THIS CONTRACT                                3020/34010
$    00                     ----------------------------------------------------
- ----------------------------ITEM                  CHAPTER STATUTE   FISCAL YEAR
TOTAL AMOUNT ENCUMBERED TO                           587    1992      92/93
DATE                        5240-001-001(5260)      Pend    1993      93/9
                            ----------------------------------------------------
$  3865028.00               OBJECT OF EXPENDITURE (CODE AND TITLE)
                                              418.13
- --------------------------------------------------------------------------------
I hereby certify upon my own personal     T.B.A. NO.        B.R. NO.
knowledge that budgeted funds are
available for the period and purpose
of the expenditure stated above.
- --------------------------------------------------------------------------------
May 28, 1993   SIGNATURE OF ACCOUNTING OFFICER              DATE

/s/ Shirley A. Clark                                        5/11/93
- --------------------------------------------------------------------------------
                         DEPARTMENT OF GENERAL SERVICES
                                    USE ONLY

                         Department of General Services

                                    APPROVED

                              By: /s/ GARY NESS
                                  -------------
                                  Ass't. Chief Counsel
================================================================================

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91) CDC ELECTRONIC (1/94)

- -APPROVED BY THE ATTORNEY GENERAL         CONTRACT NUMBER                AM. NO.

                                          R92.132                           1
- --------------------------------------------------------------------------------
                TAXPAYER'S FEDERAL EMPLOYER IDENTIFICATION NUMBER
                                   94-2411045
- --------------------------------------------------------------------------------
THIS AGREEMENT, made and entered into this 25TH day of JUNE, 1994, in the State of California, by and between State of California, through its duly elected or appointed, qualified and acting
- --------------------------------------------------------------------------------
TITLE OF OFFICER ACTING FOR STATE         AGENCY
Chief, Contract and Audit Management
Branch                                    Department of Corrections, hereafter
                                          called the State, and
- --------------------------------------------------------------------------------
CONTRACTOR'S NAME
Electric Communications, Inc. (Leo Chesney Center), hereafter called the Contractor.
- --------------------------------------------------------------------------------
WITNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed, does hereby agree to furnish to the State services and materials as follows:
(SET FORTH SERVICE TO BE RENDERED BY CONTRACTOR, AMOUNT TO BE PAID CONTRACTOR, TIME FOR PERFORMANCE OR COMPLETION, AND ATTACH PLANS AND SPECIFICATIONS, IF
ANY.)

Contract R92.132 dated March 1, 1993, for a community correctional facility and related services is hereby amended effective July 1, 1994 in order to add encumbrances and the related changes for the 1994/95 fiscal year (FY). The following paragraphs are revised:

1. Page 2, paragraph 3 now reads: The total amount payable under this contract in FY 92/93 shall not exceed $771,649; $3,093,379 in FY 93/94; and in FY 1994/95 shall not exceed $3,093,541. The cumulative total of this contract through June 30, 1995 shall not exceed Six Million, Nine Hundred Fifty- Eight Thousand, Five Hundred Sixty-Nine Dollars ($6,958,569).

2. Attachment A, page 1, section 3(a): For FY 1994/95, Contractor agrees to provide services for as many as 71,175 participant days, and the Contractor will be reimbursed at the per diem rate of $34.18 per participant day.

3. Attachment A, page 3, section 8(a): Effective July 1, 1994, the State shall reimburse the Contractor monthly for actual facility lease/use costs at an amount not to exceed $40,692 per month.

CONTINUED ON 4 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.
================================================================================
        The provisions on the reverse side hereof constitute a part of this agreement. IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.
================================================================================
STATE OF CALIFORNIA                    CONTRACTOR
AGENCY                                 CONTRACTOR (IF OTHER THAN AN INDIVIDUAL,
                                       STATE WHETHER A CORPORATION, PARTNERSHIP,
                                       ETC.)
Department of Corrections              Eclectic Communications, Inc.
- --------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)              BY (AUTHORIZED SIGNATURE)
/s/ Frank E. Renwick                   /s/ Marvin Wiebe
- --------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING         PRINTED NAME AND TITLE OF PERSON SIGNING
FRANK E. RENWICK, Chief                Marvin Wiebe, VP, Finance and
                                       Administration
- --------------------------------------------------------------------------------
                                       ADDRESS
TITLE                                  1823 Knoll Street, Ste. 8
Contract & Audit Management Branch     Ventura, CA 93003 (805) 644-8700
- --------------------------------------------------------------------------------
AMOUNT ENCUMBERED BY THIS     PROGRAM/CATEGORY (CODE AND TITLE)    FUND TITLE
DOCUMENT                      SUPPORT PROGRAM 31                    GENERAL

$    3,093,541
- --------------------------------------------------------------------------------
PRIOR AMOUNT ENCUMBERED FOR   (OPTIONAL USE)
THIS CONTRACT                 3020/32000
                           -----------------------------------------------------
$    3,865,028                ITEM                CHAPTER  STATUTE   FISCAL YEAR
- ---------------------------   5240-001-001(5260)    PEND    1994      94/95
TOTAL AMOUNT ENCUMBERED TO
DATE                       -----------------------------------------------------
                              OBJECT OF EXPENDITURE (CODE AND TITLE)
$       958,569                          418.14
- --------------------------------------------------------------------------------
I hereby certify upon my own personal        T.B.A. NO.       B.R. NO.
knowledge that budgeted funds are
available for the period and purpose
of the expenditure stated above.
- --------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER               DATE

X /s/ Shirley A. Clark                        7/1/94
================================================================================
                         DEPARTMENT OF GENERAL SERVICES
                                    USE ONLY
                         Department of General Services

                                    APPROVED


                                   JUL 19 1994

                             BY /S/ J. B. WILHE
                                ---------------
                                Ass't. Chief Counsel

STATE OF CALIFORNIA AND               2                     Contract No. R92.132
ECLECTIC COMMUNICATIONS, INC.                                    Amendment No. 1
(LEO CHESNEY CENTER)

4. Attachment A, page 5, section 10(a): Reimbursement for general liability insurance shall not exceed $51,600 for FY 1994/95.

5. Attachment A, page 7, section 17: The Contractor's minimum required staff and approximate position funding levels for FY 1994/95 is detailed in Exhibit 1, attached hereto and incorporated herein.

The following paragraph is added as a provision to Attachment A, Scope of
Services:

6. The State will reimburse the Contractor for total allotment costs in FY 1994/95 as detailed in Exhibit 2, attached hereto and incorporated herein.

The following section contained in the original contract, Attachment B, General Terms and Conditions are revised to read:

7.      Page 1, section 2 entitled AUDITS:

        The contracting parties shall be subject to the examinations and audits for a period of three years after final payment under the contract. The examination and audit shall be confined to those matters connected with the performance of the contract including, but not limited to, the costs of administering the contract.

8.      Page 2, section 8 entitled NONDISCRIMINATION CLAUSE (STD. 17A):

        During the performance of this contract, Contractor and its subcontractors shall not unlawfully discriminate against, harass or allow harassment, against any employee or applicant for employment because of sex, race, color, ancestry, religious creed, national origin, physical disability (including HIV and AIDS), mental disability, medical condition (cancer), age (over 40), marital status, and denial of family care leave. Contractors and subcontractors shall insure that the evaluation and treatment of their employees and applicants for employment are free of such discrimination and harassment. Contractor and subcontractors shall comply with the provisions of the Fair Employment and Housing Act (Government Code Section 12900 et seq.) and the applicable regulations promulgated thereunder (California Code of Regulations, Title 2, Section 7285.0 et seq.). The applicable regulations of the Fair Employment and Housing Commission implementing Government Code Section 12990 (a-f), set forth in Chapter 5 of Division 4 of Title 2 of the California Code of Regulations are incorporated into this contract by reference and made a part hereof as set forth in full. Contractor and its subcontractors shall give written notice of their obligations under this clause to labor organizations with which they have a collective bargaining or other agreement.

        This Contractor shall include the nondiscrimination and compliance provisions of this clause in all subcontracts to perform work under the contract.

STATE OF CALIFORNIA AND               3                     Contract No. R92.132
ECLECTIC COMMUNICATIONS, INC.                                    Amendment No. 1
(LEO CHESNEY CENTER)

9. Page 9, section 18 entitled REPORTABLE PAYMENT IDENTIFICATION AND CLASSIFICATION REQUIREMENTS:

        Contractor shall comply with State and Federal Reportable Payment Identification and Classification Requirements by fully completing the "Vendor Data Record". Contractor understands and agrees that if he/she does not FULLY COMPLETE the Vendor Data Record, State shall reduce the total contract amount by thirty-one (31) percent for federal backup withholding and seven (7) percent for State income tax withholding.

The following paragraphs are added as General Terms and Conditions to the contract:

10.     TAXATION

        Pursuant to California Revenue and Taxation Code Section 18806.1, the Contractor may be subject to a one percent (1%) State income tax withholding.

11.     CORPORATE STATUS CERTIFICATION

        If the Contractor is a corporate entity, the person signing on behalf of the corporation named as Contractor does certify under penalty of perjury that the corporation is currently in good standing with the Office of the Secretary of State and is qualified to do business in the State of California.

12.     INDEPENDENT CONTRACTOR CERTIFICATION

        All services performed by the Contractor under this contract shall be construed as an independent Contractor relationship. The Contractor shall be responsible for withholding all applicable employee taxes.

All other terms and conditions not amended remain in full force and effect.

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91) CDC ELECTRONIC (1/94)
- --------------------------------------------------------------------------------
- -APPROVED BY THE ATTORNEY GENERAL       CONTRACT NUMBER              AM. NO.
                                        R92.132                         2
- --------------------------------------------------------------------------------
                TAXPAYER'S FEDERAL EMPLOYER IDENTIFICATION NUMBER
                                   94-2411045
- --------------------------------------------------------------------------------
THIS AGREEMENT, made and entered into this 1ST day of JULY , 19 94 , in the
State of California, by and between State of California, through its duly elected or appointed, qualified and acting
- --------------------------------------------------------------------------------
TITLE OF OFFICER ACTING FOR STATE         AGENCY
Chief, Contract and Audit Management
Branch                                    Department of Corrections, hereafter
                                          called the State, and
- --------------------------------------------------------------------------------
CONTRACTOR'S NAME
ECLECTIC COMMUNICATIONS, INC. (LEO CHESNEY CENTER), hereafter called the Contractor.
- --------------------------------------------------------------------------------
WITNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed, does hereby agree to furnish to the State services and materials as follows:
(SET FORTH SERVICE TO BE RENDERED BY CONTRACTOR, AMOUNT TO BE PAID CONTRACTOR, TIME FOR PERFORMANCE OR COMPLETION, AND ATTACH PLANS AND SPECIFICATIONS, IF
ANY.) Contract R92.132 dated March 1, 1993, which was amended on June 25, 1994 for a community correctional facility and related services is hereby further amended in order to revise various contract documents; add language to allow for overtime accrual and post assignment schedules; allow cost adjustments for fiscal year (FY) 1994/95; and add encumbrances and the related changes for FY 1995/96. The following paragraphs are revised:

1. The following documents referenced on page 2, subparagraphs 1(c) and 1(d) of the original contract are revised: Contractor's Program Statement (Revised Attachment C; attached hereto and incorporated herein) and the State's Statement of Work for Private Community Correctional Facilities dated July, 1994 (by reference is a part of the contract).

2. Page 1, paragraph 1 of amendment 1: The cumulative total of this contract through June 30, 1996 shall not exceed Ten Million, One Hundred Twenty Thousand, Five Hundred Eighty-Two Dollars ($10,120,582) and the FY breakdown follows:

               FY                               TOTAL AMOUNT
             -----                              -----------
             92/93                              $   771,649
             93/94                              $ 3,093,379
             94/95                              $ 3,124,424
             95/96                              $ 3,131,130
                                                -----------
             TOTAL:                             $10,120,582

CONTINUED ON 21 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.
================================================================================
        The provisions on the reverse side hereof constitute a part of this agreement. IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.
================================================================================
STATE OF CALIFORNIA                     CONTRACTOR
- --------------------------------------------------------------------------------
AGENCY                                  CONTRACTOR (IF OTHER THAN AN INDIVIDUAL,
                                        STATE WHETHER A CORPORATION,PARTNERSHIP,
                                        ETC.)

Department of Corrections               ECLECTIC COMMUNICATIONS, INC.
- --------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)               BY (AUTHORIZED SIGNATURE)
/s/ Frank E. Renwick                    /s/ Marvin Wiebe
- --------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING          PRINTED NAME AND TITLE OF PERSON SIGNING
FRANK E. RENWICK                        Marvin Wiebe, VP,
                                        Finance and Administration
- --------------------------------------------------------------------------------
TITLE                                   ADDRESS
                                        1823 Knoll Drive, Ste. 8
Chief, Contract and Audit               Ventura, CA 93003 (805) 644-8700
Management Branch
- --------------------------------------------------------------------------------
AMOUNT ENCUMBERED BY THIS      PROGRAM/CATEGORY (CODE AND TITLE)      FUND TITLE
DOCUMENT                       SUPPORT PROGRAM 31                       GENERAL
        30,883    94/95        -------------------------------------------------
$    3,131,130    95/96        (OPTIONAL USE)
- ------------------------------
PRIOR AMOUNT ENCUMBERED FOR    3020/32000
THIS CONTRACT                  -------------------------------------------------
                               ITEM               CHAPTER   STATUTE  FISCAL YEAR
$    6,958,569.00
- ------------------------------ 5240-001-001(5260)   139       1994      94/95
TOTAL AMOUNT ENCUMBERED TO     -------------------------------------------------
DATE                           OBJECT OF EXPENDITURE (CODE AND TITLE)

$    6,989,452.00                                418.14
- --------------------------------------------------------------------------------
I hereby certify upon my own personal         T.B.A. NO.       B.R. NO.
knowledge that budgeted funds are
available for the period and purpose
of the expenditure stated above.
- --------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                 DATE

X /s/ Shirley A. Clark                         6/16/95
================================================================================

                         DEPARTMENT OF GENERAL SERVICES
                                    USE ONLY
                         Department of General Services

                                    APPROVED

                                  June 30, 1995

                              By: /S/ J. B. WIHLE
                                  ---------------

THE STATE OF CALIFORNIA &               2                       CONTRACT R92.132
ECLECTIC COMMUNICATIONS, INC.                                        AMENDMENT 2
(LEO CHESNEY CENTER)

3. Page 1, paragraph 2 of amendment 1: Effective July 1, 1994, the per diem rate is increased to $34.39 per participant day and the Contractor will provide services for as many as 71,370 participant days in FY 1995/96.

4. Page 1, paragraph 3 of amendment 1 now reads: CDC shall reimburse Contractor monthly in arrears for actual base facility lease costs not to exceed $484,593 annually in FYs 1994/95 and 1995/96. Contractor shall submit, with their monthly invoice, a canceled check for actual monthly lease costs incurred and paid. No addendums or side letters to the facility lease will be recognized by CDC that does not have prior written approval by the CCCA Administrator.

5. Page 2, paragraph 4 of amendment 1: Effective July 1, 1994, reimbursement for general liability insurance shall not exceed $71,247 per FY.

6. Page 2, paragraphs 5 and 6 of amendment 1: The following minimum staffing requirements and total contract allotments are attached hereto and incorporated herein:

        o EXHIBITS 1 AND 2 - revised FY 1994/95 minimum staffing levels and total contract allotment: and

        o EXHIBITS 1A AND 2B - FY 1995/96 minimum staffing levels and total contract allotment.

The following paragraphs are added as Scope of Services provisions to the contract:

7.      POST ASSIGNMENTS

        The Contractor agrees to schedule staff in accordance with the post assignment schedule summaries and detail as specified in Exhibits 3 through 3c which are attached hereto and incorporated herein for FYs 1994/95 and 1995/96.

8.      EMERGENCY MEDICAL TRANSPORTATION

        The State shall reimburse the Contractor for necessary overtime (OT) related to the transportation and supervision of inmates for emergency medical care (EMC). Reimbursement will not be made for straight time staffing cots (which are included in the monthly per diem payments) unless back-up staff are called in to back-fill open posts caused by the transportation/supervision of inmates for EMC. Invoices must include the following:

        o    Date of EMC service
        o    Date of HUB institution approval
        o    Inmate name and CDC number
        o    Type of EMC
        o    Signature of CDC's approving agent
        o    Staff person's regular work hours
        o    OT hours related to EMC, inmate supervision and/or transportation.

9.      EMERGENCY RELEASE FUNDS

        Upon release from prison, inmates are entitled to funds to assist with necessary transportation costs. In the event that release funds are not received by an inmate prior to the inmates' release date, the Contractor shall issue a check to the inmate (as authorized by the Parole Agent) on an emergency basis to cover the release funds. The State shall reimburse the Contractor for release funds issued on an emergency basis. Invoices must include a copy of the Release Statement (CDC Form 102) and be signed by both the Parole Agent authorizing the transaction and the inmate.

All other terms and conditions not amended remain in full force and effect.

General Terms and Conditions    1                                   Attachment A
Eclectic Communications, Inc.                               Contract No. R92.132
(Leo Chesney Center [Live Oak])

                                SCOPE OF SERVICES

                          Eclectic Communications, Inc.
                         (Leo Chesney Center [Live Oak])
                              Contract No. R92.132

Contractor agrees to provide housing, sustenance, supervision and/or other such services and accommodations for selected inmates who meet community correctional facility screening criteria in a 200 bed facility (of which the State is contracting for 200 beds) operated by the Contractor and named "Leo Chesney Center (Live Oak)" located at 2800 Apricot, Live Oak, California 95953 in the Class A Standard Metropolitan Statistical Area designated as "Sacramento".

The State and Contractor mutually agree to the following:

1.      FINANCIAL MANAGEMENT HANDBOOK

        In the performance of this contract, the Contractor agrees to comply with the terms and conditions contained in the Financial Management Handbook (FMH). Revisions to the FMH which do not alter or change the intent of the program can be made without amending the contract. As revisions are issued, Contractor agrees to insert the revised pages in their copy of the FMH, and the revisions become effective on the date stipulated in the transmittal letter.

2.      ORGANIZATION CHART AND DUTY STATEMENTS

        Contractor agrees prior to placement of State participants in the program to prepare and submit to the Community Correctional Center Administration an up-to-date organization chart and duty statement for each of the positions utilized to staff the facility.

3.      PARTICIPANT DAYS AND RATES

        (a) For female participants selected and assigned to the facility by the State, the Contractor agrees to provide services for up to the following number of participant days and rates to be reimbursed by the State:

                                 TOTAL NUMBER        PER PARTICIPANT/
                 FISCAL YEAR        OF DAYS            PER DAY RATE

                   1992/93           17,745               $34.36
                   1993/94           71,175               $34.28

        (b) An adjustment to the per diem rate shall be allowed if there is a change in either the size and/or location of the facility or in the program. An adjustment to the per diem rate may be allowed if the State establishes a new rate based on actual program costs and legislatively approved funding. All charges by the Contractor will be reported in accordance with the FMH, and charges based upon the per diem rate will be reported on forms contained in Appendix B of the FMH.

4.      PARTICIPANT RECORDS

        (a) The Contractor agrees to maintain a monthly "Register of Participation" (contained in Appendix B of the FMH) which will list each participant's name, CDC case file number, participation period, and other data.


General Terms and Conditions         2                              Attachment A
Eclectic Communications, Inc.                               Contract No. R92.132
(Leo Chesney Center [Live Oak])

                The Register of Participation shall be submitted in triplicate with the Contractor's corresponding "Monthly Invoice" (contained in Appendix B of the FMH).

        (b) Contractor agrees to provide to the State on a daily basis information regarding arrival and departure of those State participants in Contractor's program as referenced in the Statement of Work.

5.      REPORTING REQUIREMENTS

        Contractor agrees to complete and submit to the State various standardized case-related and administrative forms and reports which are to be submitted in such a manner and at such times as shall be determined by the Parole and Community Services Division.

        Contractor agrees to prepare and submit monthly, quarterly and annual cost reports contained in Appendices B, C, D and E of the FMH.

6.      WORK CREW ASSIGNMENTS

        Contractor agrees to assign facility participants to work crew assignments within the facility to offset program expenses related to grounds and building maintenance, housekeeping and food services.

7.      TRAINING

        The Contractor shall provide training to its staff in accordance with the minimum training requirements established by the Board of Corrections pursuant to Penal Code Section 6035. These minimum training requirements shall supersede the requirements currently contained in the Statement of Work and Contractor's Program Statement.

General Terms and Conditions         3                              Attachment A
Eclectic Communications, Inc.                               Contract No. R92.132
(Leo Chesney Center [Live Oak])

8.      FACILITY LEASE/USE AND RENOVATION COSTS

        (a) The State shall reimburse the Contractor monthly for actual facility lease/use costs at an amount not to exceed: 1) $39,804 per month from April 1, 1993 through March 31, 1994, and 2) $41,396 per month effective April 1, 1994 through June 30, 1994. The fee shall be paid monthly in arrears and shall be reported in addition to other charges on the Contractor's monthly invoice. In subsequent months, this fee can be adjusted to reflect: 1) any adjustments allowed in accordance with the terms contained herein and in the FMH, and 2) any legislatively imposed funding considerations.

        (b) In the event Contractor's lease expires prior to the expiration of this contract, the State will pay only for those monthly lease/use fees negotiated between the State and Contractor in accordance with the terms and conditions contained in the FMH.

        (c) Effective April 1, 1993, facility lease costs can be increased to include the necessary facility renovation costs, based on the lowest of those acceptable bids, amortized in accordance with
                Section 1433 of the State Administrative Manual for the following separate amortization periods contained in this facility's previous contract (number R97.132) which expired March 31, 1993:

 Renovation                            Monthly             Renovation Rate
 Description                       Amortization Rate     Reimbursement Period
 -----------                       -----------------     --------------------
 1.   Original Contract                $1,226           8/89 through 7/99
      Renovations
 2.   Renovations for Phase I           $331            12/90 through 11/00
      (in which average inmate
      occupancy is from 101 to
      120 per month)
 3.   Renovations for Phase II         $1,694           3/92 through 2/02
      (in which average inmate
      occupancy is from 121 to
      200 per month)
 4.   Program Development
      Cost (Pre-Start-Up
      equipment costs for
      facility expansion)              $6,822           3/1/92 through 2/28/97


General Terms and Conditions         4                              Attachment A
Eclectic Communications, Inc.                               Contract No. R92.132
(Leo Chesney Center [Live Oak])

        At the conclusion of the amortization periods, there shall be no further reimbursements for the renovation costs. Thereafter, the total costs shall be consistent with the facility lease/use rate specified in subparagraph 8(a).

        (d) In the event of contract termination, the State shall reimburse the Contractor for any renovation and/or program development costs remaining on established monthly amortization schedules specified in subparagraph 7(c). The Contractor agrees that any supplies and/or equipment acquired through renovation and/or program development costs will remain State owned property. Accordingly, the State shall take possession of such supplies and/or equipment should the contract be terminated or not renewed.

9.      EQUIPMENT REQUEST AND REPLACEMENT FUND PROCEDURES

        (a) Contractor shall establish an equipment replacement fund and, on a monthly basis, place $3,022 in an account insured by an agency of the federal government. The account will be used to replace nonexpendable equipment. The Contractor will report quarterly any changes to the equipment replacement fund on the Statement of Changes in Equipment Replacement Fund form (Appendix C, CDC Form 2109 in the FMH).

        (b) Contractor agrees to obtain prior written approval before purchasing any nonexpendable State equipment as defined in the FMH. The Contractor agrees to solicit at least three competitive bids on each item for the purchase of nonexpendable equipment necessary to operate the facility. The bids are to be written on the Price Quotation Only form (Appendix I of the FMH). These forms will be forwarded to the Parole and Community Services Division, Community Correctional Center Administration (CCCA) in Sacramento.

        (c) Contractor's accepted bid(s) cannot exceed State procurement prices for similar nonexpendable equipment as allotted by CCCA, and should be awarded to the vendor submitting the lowest responsible bid. Subject to prior CCCA approval, the Contractor MAY accept a higher bid(s) if the bidder is a minority, women or disabled veteran business enterprise (M/W/DVBE), and will therefore facilitate the Contractor's compliance with the State's M/W/DVBE participation program requirements. The Contractor MUST award a bid(s) to any M/W/DVBE(s) who have been listed on the State's "Mandatory M/W/DVBE Participation Worksheet" to meet participation compliance goals. Substitution of such identified M/W/DVBE(s) is subject to prior CCCA approval.

        (d) The nonexpendable equipment purchased will remain State property and will be decaled accordingly. Nonexpendable equipment costs will not be reimbursed to the Contractor until a Stock Received Report (Appendix I, Std. Form 106 in the FMH) and a legible copy of the sales receipt, which identifies the type and kind of equipment purchased, is received and approved by CCCA.


General Terms and Conditions                 5                      Attachment A
Eclectic Communications, Inc.                               Contract No. R92.132
(Leo Chesney Center [Live Oak])

        (e) On an annual basis, Contractor will complete an equipment inventory which will include nonexpendable and expendable equipment. This annual report shall be submitted each July to the Parole & Community Services Division, CCCA in Sacramento.

        (f) At the end of the contract period, or in the event of contract termination, a CDC representative shall conduct a final physical inventory of Contractor's nonexpendable and expendable equipment. Contractor shall be held responsible for any discrepancies arising as a result of the final audit.

10.     INSURANCE REQUIREMENTS AND REIMBURSEMENT RATES

        (a) State shall reimburse the Contractor in arrears for the actual cost of general liability insurance only as specified in the FMH. The reimbursement of automobile and other insurance costs are included in the per diem rate. Reimbursement for general liability insurance shall not exceed $12,300 for the 1992/93 fiscal year (FY) and $50,200 for the 1993/94 FY. A copy of the bill from the Contractor's insurance carrier clearly stating the term, facility location, type of coverage and cost must accompany the invoice submitted to the State for reimbursement.

        (b) Contractor shall furnish to the State a certificate of insurance stating that there is commercial general and/or automobile liability insurance presently in effect for the Contractor of not less than $1,000,000 per occurrence for bodily injury and property damage liability combined and automobile insurance of not less than $500,000 per occurrence.

        (c) The certificate of insurance must include the following provisions:

                        The insurer will not cancel the insured's coverage without 30 days prior written notice to the State; and

                        The State of California, its officers, agents, employees and servants are included as additional insured, but only insofar as the operations under this contract are concerned.

        (d) Contractor agrees that the insurance herein provided for shall be in effect at all times during the term of this contract. In the event said insurance coverage expires at any time during the term of this contract, Contractor agrees to provide at least 30 days prior to said expiration date, a new certificate of insurance evidencing insurance coverage as provided for herein for not less than the remainder of the term of the contract, or for a period of not less than one year. New certificates of insurance are subject to the approval


General Terms and Conditions          6                             Attachment A
Eclectic Communications, Inc.                               Contract No. R92.132
(Leo Chesney Center [Live Oak])

                of the Department of General Services, and Contractor agrees that no work or services shall be performed prior to the giving of such approval. In the event Contractor fails to keep in effect at all times insurance coverage as herein provided, the State may, in addition to any other remedies it may have, terminate this contract upon the occurrence of such event.

11.     FIRE CLEARANCE REPORT

        (a) Pursuant to Section 13143.6 of the California Health and Safety Code, the State requires the appropriate fire clearance report from the State Fire Marshal's Office or their designated local jurisdiction verifying that the Contractor's facility conforms to all existing life and safety requirements of the State Fire Advisory Board.

        (b) The Contractor agrees that if the resultant report of the State Fire Marshall or their designated local jurisdiction reveals that the Contractor's facility does not meet such life and safety requirements or if during the period of this agreement Contractor's facility does not meet such requirements, the State may immediately terminate this contract. The Contractor further agrees to inform the State of any action intended by the Contractor during the period of this contract which may have the effect of necessitating the issuance of a new fire clearance report. Fire clearances issued by the State Fire Marshal's office are good for one year and must be renewed annually.

12.     PLACEMENT OF PARTICIPANTS

        Notwithstanding any other requirements, the State shall have no obligation under this contract to assign State participants to the facility in the event Contractor fails to obtain the necessary local use permit, State Fire Marshal clearance, or any other government approval required to operate the described facility for the purposes stated herein. This contract can be immediately terminated for Contractor failure to secure any requirements contained herein.

13.     INMATE TRUST FUND

        The Contractor agrees to establish and administer an inmate trust fund
        (ITF). The ITF must be held as a separate account; and commingling the ITF with other accounts is in direct violation of the contract. Inmate work positions will be provided and paid for by the Contractor from the Contractor's ITF account. The Contractor shall submit a monthly invoice to receive reimbursement from the State for payments made to inmates. The invoice shall include a brief job description for each inmate job assignment, hours worked, rate of pay and total amount paid to each inmate. Pay scales as outlined in CDC's Departmental Operations Manual,
        Section 51120, are determined by skill


General Terms and Conditions         7                              Attachment A
Eclectic Communications, Inc.                               Contract No. R92.132
(Leo Chesney Center [Live Oak])

        levels ranging from one to five and are attached hereto and incorporated herein (Exhibit 1). Inmate job descriptions and pay levels can be changed only upon CDC's approval. The Contractor shall maintain accounting records in accordance with the FMH and shall establish adequate internal controls over the ITF.

14.     TIME KEEPING SYSTEM

        The Contractor agrees to establish a positive time keeping system which includes time records of all inmates who worked. The Contractor further agrees that inmate time records shall be maintained by the Contractor's work crew supervisor. The time records must be submitted to a designated CDC facility representative for approval of payment.

15.     PRE-RELEASE PLANNING

        The Contractor agrees that a pre-release program will be provided to inmates based on available budgeted resources. This requirement shall supersede the requirements currently contained in the Statement of Work and Contractor's Program Statement.

16.     INMATE WELFARE FUND

        The Contractor agrees to operate the Inmate Welfare Fund as a trust for the benefit and welfare of inmates under the jurisdiction of CDC in accordance with DOM Section 23010.

17.     MINIMUM REQUIRED STAFFING

        The Contractor's minimum required staff and position funding levels for FYs 1992/93 and 1993/94 are detailed in Exhibits 2 and 3 (attached hereto and incorporated herein).


                          GENERAL TERMS AND CONDITIONS

                          Eclectic Communications, Inc.
                         (Leo Chesney Center [Live Oak])
                              Contract No. R92.132

1.      INVOICING AND PAYMENT

        For services satisfactorily rendered and upon receipt and approval of the invoices and forms contained in Appendix B of the Financial Management Handbook (FMH), the State agrees to compensate the Contractor in accordance with the rates specified in the Scope of Services (Attachment A).

        Invoices and forms are to include the contract number and be submitted in triplicate not more frequently than monthly in arrears to the California Department of Corrections, Accounting Services, P. O. Box 942883, Sacramento, CA 94283-0001.

        Payment will be made in accordance with and within the time specified in Government Code Section 926.17.

        The State's monetary obligations under this contract are contingent upon and subject to the availability of funds appropriated each fiscal year for this contract.

2.      AUDITS

        The contracting parties shall be subject to the examination and audit by the State Auditor General for a period of three years after final payment under the contract in accordance with Government Code Section 10532. The examination and audit shall be confined to those matters connected with the performance of the contract including, but not limited to, the costs of administering the contract.

3.      HIRING CONSIDERATIONS

        If the contract amount is in excess of $200,000, the Contractor shall be required to give priority consideration in filling vacancies in positions funded by the contract to qualified recipients of aid under Welfare and Institutions Code Section 11200.

4.      BACKGROUND CHECKS

        The State reserves the right to conduct a background check on the Contractor and/or the Contractor's personnel as the State deems necessary prior to award or during the term of the contract. The State further reserves the right to terminate the contract should a threat to security be determined.

Scope of Services                       2                           Attachment B
Eclectic Communications, Inc.                               Contract No. R92.132
(Leo Chesney Center [Live Oak])


5.      MINORITY, WOMEN AND DISABLED VETERANS BUSINESS ENTERPRISE (M/W/DVBE)
        CONDITIONS

        To the best of the Contractor's ability, Contractor shall fulfill his/her obligations in dispensing that portion of the contract amount to the M/W/DVBEs as identified in the reply to the "Participation by M/W/DVBE Policy Requirements." Said reply by reference is a part of this contract and is on file and available for review Monday through Friday between the hours of 8:00 a.m. and 5:00 p.m. at the following address:

        Department of Corrections Contract Services Section 1515 S Street, Room 125-S Sacramento, CA 95814

        Contractor agrees that the State or its delegate will have the right to review, obtain and copy all records pertaining to performance of the contract. Contractor agrees to provide the State or its delegate with any relevant information requested and shall permit the State or its delegate access to its premises, upon reasonable notice, during normal business hours for the purpose of interviewing employees and inspecting and copying such records, accounts, and other material that may be relevant to a matter under investigation. Contractor further agrees to maintain such records for a period of three years after final payment under the contract.

6.      DISPUTE CLAUSE

        The parties hereto mutually agree that the resolution of any claims or disputes arising under this contract shall be resolved pursuant to the provisions of the California Department of Corrections (CDC) Operations Manual (DOM).

7.      NATIONAL LABOR RELATIONS BOARD CERTIFICATION

        Contractor by signing this contract does swear under penalty of perjury that no more than one final unappealable finding of contempt of court by a federal court has been issued against Contractor within the immediately preceding two-year period because of Contractor's failure to comply with an order of a federal court which ordered the Contractor to comply with an order of the National Labor Relations Board (Public Contract Code Section 10296).

8.      NONDISCRIMINATION CLAUSE (STD. 17A)

        During the performance of this contract, Contractor and its subcontractors shall not unlawfully discriminate against any employee or applicant for employment because of race, religion, color, national origin, ancestry, physical handicap, medical condition, marital status, age (over 40) or sex. Contractors and subcontractors shall insure that the evaluation and treatment of their employees and applicants for employment are free of such discrimination. Contractors and subcontracts shall comply with the provisions of the Fair Employment and Housing Act (Government Code Section 12900 et seq.) and the applicable regulations promulgated thereunder (California Code of Regulations, Title 2, Section 7285.0 et seq.). The applicable regulations of the Fair Employment and Housing Commission implementing Government Code Section 12990, set forth in Chapter 5 of Division 4 of Title 2 of the California Code of Regulations are incorporated into this contract by reference and made a part hereof as set forth in full. Contractor and its subcontractors shall give written notice of their obligations under this clause to labor organizations with which they have a collective bargaining or other agreement. This Contractor shall include the nondiscrimination and compliance provisions of this clause in all subcontracts to perform work under the contract.

Scope of Services                       3                           Attachment B
Eclectic Communications, Inc.                               Contract No. R92.132
(Leo Chesney Center [Live Oak])

9.      DRUG FREE WORKPLACE CERTIFICATION

        Contractor shall comply with all provisions of the Drug Free Workplace Certification.

10.     STATEMENT OF COMPLIANCE

        The Contractor certifies under penalty of perjury under the laws of the State of California that he/she has, unless exempted, complied with the nondiscrimination program requirements of Government Code Section 12990 and Title 2, California Code of Regulations, Section 8103.

11.     EMPLOYMENT OF EX-OFFENDERS

        Contractor agrees that it will not either directly, or on a subcontract basis, employ in connection with this contract:

        (a)     Ex-offenders on active parole or probation;

        (b) Ex-offenders at any time if they are required to register as a sex offender pursuant to Penal Code Section 290 or if such ex-offender has an offense history involving a "violent felony" as defined in subparagraph (c) of Section 667.5 of the Penal Code; or

        (c) Any ex-felon in a position which provides direct custody supervision of inmates.

        Ex-offenders who can provide written evidence of having satisfactorily completed parole or probation may be considered for employment by Contractor subject to the following limitations:

Scope of Services                  4                                Attachment B
Eclectic Communications, Inc.                               Contract No. R92.132
(Leo Chesney Center [Live Oak])

        (a) Contractor shall obtain the prior written approval; to employ any such ex-offender from the Director of CDC; and

        (b) Each such ex-offender whose assigned duties are to involve administrative or policy decision-making, accounting, procurement, cashiering, auditing, or any other business-related administrative function shall be fully bonded to cover any potential loss to the State or Contractor.

12.     CONFLICT OF INTEREST

        An organization will not be awarded a contract if financial interests are held by departmental employees (or their families) when said employees are in a decision-making capacity with respect to this program. Likewise, the contracting agency officials and employees shall also avoid actions resulting in or creating an appearance of:

        (a)     Using an official position for private gain;

        (b)     Giving preferential treatment to any particular person;

        (c)     Losing independence or impartiality;

        (d)     Making a decision outside official channels; and

        (e) Affecting adversely the confidence of the public or local officials in the integrity of the program.

        Contracts will not be awarded to a current officer or employee of the State. Nor will a contract be awarded to a former State employee for two years if that employee had any part of the decision-making process relevant to the contract, or for one year if that employee had any part of the decision-making process relevant to the contract within the twelve-month period prior to his or her leaving State service.

        Contractor agrees that its agents, family or business partners cannot receive or use this contract with the intent to illegally or unethically gain personal financial benefit.

13.     COMPLIANCE, MONITORING AND CORRECTIVE ACTION PROVISIONS

        The State and Contractor agree to the following contract compliance, monitoring and corrective action provisions:

        (a) If the Contractor is not in compliance with a requirement of the contract, the State can serve the Contractor with a written Notice of Contract Compliance (NCC) and require the Contractor to take corrective action by a specific date. This notice can be provided by either the Community Correctional Centers Administration (CCCA) Administrator or the Parole Agent III responsible for the Contractor's performance under this contract.

Scope of Services                5                                  Attachment B
Eclectic Communications, Inc.                               Contract No. R92.132
(Leo Chesney Center [Live Oak])

        (b) If the noncompliance issue relates to the: (1) security of the facility; and/or (2) health and/or safety of inmates, facility staff or the community, the date for the corrective action may be the same day as the notice.

        (c) When the Contractor receives a NNC, the Contractor shall take corrective action by the date specified or request a date extension and present a plan of corrective action. This request and action plan shall be submitted in writing to the CCCA Administrator.

        (d) The CCCA Administrator shall respond in writing to the Contractor's request and action plan within 15 days of receipt. However, the CCCA Administrator can verbally reject the Contractor's request and plan at any time if the noncompliance issue relates to the areas listed in subparagraph 13(b).

        (e) If the Contractor fails to take corrective action by the deadline approved by the CCCA Administrator, the State shall impose a one percent (1%) penalty against the total monthly invoice for the month in which corrective action was to have been taken.

        (f) If the Contractor fails to take corrective action by 30 days following the deadline approved by the CCCA Administrator, the State shall impose a two percent (2%) penalty against the total monthly invoice for the month in which corrective action was to have been taken.

        (g) For each additional successive 30 day period the Contractor fails to take corrective action following the approved deadline, the penalty shall be increased to twice that of the last penalty assessed.

        (h) Contractor may appeal any action(s) taken by the provisions in subparagraphs 13(a) through (g) in accordance with the appeal procedures outlined in CDC's DOM.

14.     FACILITY LEASE AGREEMENT

        Prior to the effective date of the contract, the facility lease must be signed by the Contractor and facility owner and reviewed by the CCCA Administrator. In order to protect the State's interest, the facility lease between the Contractor and facility owner shall specifically enumerate the following:

Scope of Services                       6                           Attachment B
Eclectic Communications, Inc.                               Contract No. R92.132
(Leo Chesney Center [Live Oak])

        (a) The provisions contained in the General Terms and Conditions, subparagraphs 15(a), 16(b), 16(b)(1) through (4) and 16(d) of this contract.

        (b) The lease shall remain in full force and effect for the entire term date of the contract. Further, there shall be no modifications made to the lease agreement without the prior written approval of the CCCA Administrator.

        (c) Unless precluded by the lease, in the event the contract is terminated under the provisions contained in subparagraph 15.(a) and the State elects to exercise the option contained in subparagraph 16.(b), the lessor will assign the lease to the State, or replacement lessee approved by the State.

        Any lease under which the facility is presently operating which does not contain the foregoing language shall be amended at the time of renewal to include said language.

        The State's review of the facility lease agreement is limited to ensuring that the above provisions are included. It is not the intent of the State to review and/or approve the facility lease as regards any other provisions contained herein.

15.     CONTRACT TERMINATION CONDITIONS AND PROCEDURES

        (a) The State may terminate performance of work under this contract if the Contractor substantially fails to perform and/or meet the requirements of this contract.

        (b) Contractor may submit a written request to terminate this contract only if the State should substantially fail to perform its responsibilities as provided herein.

        (c) The terminating party shall terminate this contract by delivering, either in person or by registered mail, a Notice of Termination (NOT) that specifies the reasons for termination and the effective date. Such effective date of contract termination shall be at least 30 calendar days after the receiving party's receipt of the NOT from the terminating party.

        (d) This contract may be suspended or cancelled, without notice at the option of the Contractor, if the Contractor or State's premises or equipment are destroyed by fire or other catastrophe, or so substantially damaged that it is impractical to continue service, or in the event the Contractor is unable to render services as a result of any governmental authority.


Scope of Services                        7                          Attachment B
Eclectic Communications, Inc.                               Contract No. R92.132
(Leo Chesney Center [Live Oak])

16.     OBLIGATIONS UPON CONTRACT TERMINATION

        If the contract is terminated as herein provided, the State shall give written notice to Contractor of State's election of one of the following options:

        (a) STATE'S FIRST OPTION: State will not exercise any option to extend or renew the existing contract and shall reimburse the Contractor for lease costs as stated in the contract.

        (b) STATE'S SECOND OPTION: If termination is pursuant to subparagraph 15.(a) the State may continue operation of the facility and shall locate a replacement lessee for the facility. The State shall give 30 days written notice to the facility owner of the State's intent to exercise this option. To facilitate this option, the Contractor and State mutually agree to the following:

                (1) Contractor, the State, the facility owner, and each of them individually, shall make a good faith and reasonable effort to reduce or eliminate all further facility lease costs required to be made pursuant to the terms and conditions of the facility lease. Notwithstanding the nonperformance of any of the parties under this subparagraph, all other parties have the responsibility to perform under this subparagraph.

                (2) Upon receipt of a notice to locate a replacement lessee, the Contractor and/or facility owner, either separately or jointly, will immediately submit a written plan of action intended to follow in locating a replacement lessee.

                (3) The CCCA Administrator shall review the plan(s) submitted by Contractor and/or facility owner. If the CCCA Administrator concludes that the plan(s) submitted are in any manner deficient, Contractor and/or facility owner shall within 15 business days specifically identify in writing what additional or other action Contractor and/or facility owner considers necessary to take in order to locate a replacement lessee suitable to the State.

                (4) State shall continue reimbursement of facility lease costs to the facility owner and satisfy the facility lease costs during the period the parties are attempting to locate a replacement lessee. If a replacement lessee is located, the facility owner shall thereafter remit to State all payment received by the facility owner from replacement lessee. State shall continue to make all facility lease costs as herein provided.

Scope of Services                  8                                Attachment B
Eclectic Communications, Inc.                               Contract No. R92.132
(Leo Chesney Center [Live Oak])

        (c) Contractor's obligations upon contract termination. After receipt of a NOT and unless otherwise directed by the State, the Contractor shall immediately proceed with the following obligations:

                (1)     Stop work as specified in the NOT.

                (2) Neither establish nor implement any further subcontracts nor place any further order for materials or services except as necessary to complete the continued portion of the contract.

                (3) Terminate all subcontracts to the extent that they relate to the work terminated.

                (4) Take any action that may be necessary, or that the State may direct, for the protection and preservation of the property related to this contract that is in possession or control of the Contractor and which the State has or may acquire an interest.

                (5) Settle all outstanding liabilities and termination settlement proposals arising from terminating subcontracts. Said settlement to be reviewed and accepted by the State before execution.

                (6) Complete performance of the work not terminated, directed or authorized by the State.

                (d) If Contractor ceases operation of the facility, the State will have first priority to exercise the options of this paragraph 16.

                (e) If the contract is terminated under the provisions of subparagraph 15.(a), the State may, after exhausting the option provided in subparagraph 16.(b), assume the relevant debts of the Contractor in respect to this contract, and operate the facility. Upon review and approval of CDC, the Contractor shall then transfer to the State possession of all equipment and supplies purchased with State funds under this contract.

17.     OFFSET CREDIT PARTICIPATION

        The State of California, in cooperation with California industry, has developed a program whereby the State of California intends to assign the offset credits associated with the foreign content of their purchases to a California company which has offset commitments in that foreign country, for use as full or partial satisfaction of the California company's offset obligation in that country. The supplier agrees to support the California company in its claim for offset credit and provide assistance to the California company, provided that the supplier does not plan to utilize the credits for its own benefits.

Scope of Services                       9                           Attachment B
Eclectic Communications, Inc.                               Contract No. R92.132
(Leo Chesney Center [Live Oak])

18.     REPORTABLE PAYMENT IDENTIFICATION AND CLASSIFICATION REQUIREMENTS

        Contractor shall comply with State and Federal Reportable Payment Identification and Classification Requirements by fully completing the "Vendor Data Record". Contractor understands and agrees that if he/she does not FULLY COMPLETE the Vendor Data Record, State shall reduce the total contract amount by twenty (20) percent for federal backup withholding and seven (7) percent for State income tax withholding.

                                                                    Attachment C
                                                                   (1 of 8 page)

                         CONTRACTOR'S PROGRAM STATEMENT
                          Eclectic Communications, Inc.
                         (Leo Chesney Center [Live Oak])
                              Contract No. R92.132


LIVE OAK PROGRAM STATEMENT

GENERAL SUMMARY:

The program will be individualized to the greatest extent possible while including common essentials which are necessary for program operations and community re-integration of all offenders. Because of the short length of stay at the facility, the program will give primary emphasis to educational needs, the acquisition of G.E.D.'s, and to life skills training. Secondary priority will be given to vocational training programs. The program plans to provide the following services: drug and alcohol counseling/testing, individual and family counseling, vocational evaluation and training, life skills training, educational assessment and instruction, leisure activities, work therapy, parenting skills training, and enhancement seminars.

A.      DRUG AND ALCOHOL COUNSELING/TESTING:

        Residents who have a substance abuse history will receive specialized counseling by attending weekly Narcotics Anonymous or Alcoholics Anonymous meetings at the facility. The facility's Correctional Counselor will also be available for individual and group sessions each week. In an effort to help support a drug-free lifestyle, urine samples will be collected in accordance with CDC policy by facility staff. Both random and scheduled testing will occur. Testing will be performed by the same sex only and urine samples will be kept secured at all times. Any resident who "stalls" on a test will be subject to disciplinary action. A "stall" will be treated as a positive urinalysis and will result in disciplinary action.

B.      INDIVIDUAL AND FAMILY COUNSELING

        The program's Correctional Counselor, together with any other appropriately trained and qualified staff, will provide individual and family counseling as required. Since program staff are not expected to be trained psychotherapists, counseling will be limited to problem resolution in the facility, general guidance, and preparation for release. As appropriate, staff will be available to provide small group counseling to a resident and family members. Again, the focus of these sessions will be problem resolution and preparation for release.

        The Correctional Counselor will also be responsible for providing the initial orientation and developing a program plan for each arriving resident.

C.      VOCATIONAL EVALUATION AND TRAINING:

        Providing marketable job skills for inmates is of paramount importance. The Vocational Coordinator will work with the program's administrators to insure that job assignments will either train in a vocational skill or train in an educational program subcomponent. The vocational instruction team will be comprised of the food service staff, the Maintenance Supervisor, the Vocational Coordinator, volunteers, and the Correctional Counselor. Every aspect of the resident's stay in the RTC will be considered an opportunity for growth, education, and training. Consequently, work assignments and activities supervised by community program monitors will be governed with these concepts in mind. Residents will be evaluated by the vocational staff in an effort to match residents' interests and aptitude with various vocational programs. Apprenticed vocational training is proposed in the following areas: computer operations, culinary arts, general maintenance, office business machines, horticulture, and cosmetology.

        The State of California, Division of Apprenticeship Standards, offers vocational training courses in conjunction with the Community College System. Typically, the Community College System provides and compensates the instructor while E.C.I. is responsible for necessary programmatic equipment and materials. Advantages of this linkage include quality instruction at a nominal cost (materials, etc.) and some revenue generation based on hours of attendance in a State-apprenticed course. This revenue will be used for program enrichment.

        1.      COMPUTER OPERATIONS:

                Automation is becoming more a part of our everyday life and many positions offered today require a familiarity with and a working knowledge of computers.

                The purpose of a computer operations course is two-fold: 1) to acquaint all participants with what a computer can and cannot do and with a variety of business and personal applications; and 2) to offer basic computer training, culminating with a segment on programming.

                Given the relatively short resident stays, the course will be highly concentrated. Therefore, our major focal points will be operational procedures and word processing.

                The program may be apprenticed and it is anticipated that some of the residents will continue their computer apprenticeship in the community upon release.

        2.      CULINARY ARTS:

                This course will provide residents with the basic skills of cooking and baking. Classes of 12 to 16 residents will be formed and given an introduction to basic baking utilizing classroom instruction and on-the-job- training in the bake shop. Most residents will progress to the next phase and learn basic cooking skills, again utilizing classroom instruction and on-the-job training.

                Residents completing the Culinary Course will have learned the basic skills of baking and cooking and should be qualified for fry cook employment in restaurants or institutional food service operations.

        3.      GENERAL MAINTENANCE

                This course will teach skills necessary to maintain buildings and grounds. The course work for the first month will include the following three part overview:

                a.      Introduction - 4 hours
                        (1) Orientation and Objectives
                        (2) Classroom Policies and Procedures
                        (3) Shop Safety - Rules and Procedures
                        (4) Use and Care of Tools

                b.      Preventative Maintenance and Repairs - 24 hours
                        (1) Use of Maintenance Manuals and Parts Identification
                        (2) Use of Parts Catalogs and Purchasing
                        (3) Shop Housekeeping and Personal Work Habits

                c.      Public Relations - 2 hours
                        (1) Complaints and Service Calls
                        (2) Professional Work Attitude
                        (3) Professional Appearance and Hygiene

                Following this overview, course work will focus on the following specific skill areas:

                a.      Plumbing - 36 hours
                        (1) Use and Care of Tools and Equipment
                        (2) Materials:  Copper, Galvanized Pipe, Blackpipe,
                            ABS and PVC Tubing
                        (3) Fabrication and Installation Measuring - Cutting
                            and Connecting
                        (4) Threading, Sweating and Cementing
                        (5) Installation of Fixtures
                        (6) Trouble Shooting and Fixtures
                        (7) Local Plumbing Codes and Regulations

                b.      Blueprint Reading - 24 hours
                        (1) Construction and Electrical Symbols
                        (2) Electrical Schematics
                        (3) Mechanical Drawing and Interpretation

                c.      Carpentry and Construction Techniques - 36 hours
                        (1) Use and Care of Power and Hand Tools
                        (2) Materials:  Wood, Sheet Rock, Roofing, Siding
                        (3) Fastening Material:  Nails, Screws, and Hardware
                        (4) General Construction and Framing
                        (5) Inside Finish Work

                d.      Electrical - 36 hours
                        (1) Safety Precautions
                        (2) Local Electrical Codes and Regulations
                        (3) Use and Care of Tools and Equipment
                        (4) Basic Electricity
                        (5) Materials:  Wire, Fittings, Conduit, Boxes
                            and Fixtures
                        (6) Installation:  Breaker Panels, Wiring, Hardware
                        (7) Trouble Shooting

                Students who elect to be in this vocational program will receive on-the-job training by providing support services to the facility's maintenance staff.

                Since some facility maintenance and repair projects will be beyond the skills and abilities of most students, the course work will give special emphasis to light maintenance, housekeeping, and grounds keeping. As will most of the proposed vocational programs, this training will be particularly helpful in providing sufficient numbers of trained individuals to insure a functional facility.

        4.      OFFICE BUSINESS MACHINES:

                An office business machines course will be established to teach residents the basic skills necessary for operating the business machines commonly found in today's office environment. Specific instruction will be given in the use of an electric typewriter, 10 key calculator, copy machine, and dictaphone. Typing instruction and time for practice will be given to improve typing skills, speed and accuracy. 10 key calculator training will also include instruction in the "touch" system and in increasing speed and accuracy.

                As time permits, supplementary instruction in the proper formating of a business letter, the efficient use of a dictionary to check spelling, and basic grammar rules will also be given. Students will be encouraged to build on this instruction by entering the computer operations class. Since the computer class will focus on word processing, it should be a natural adjunct to this course's electric typewriter instruction. Where appropriate, some students will assist the facility's administrative office as part of their instructional program. Their assistance will provide valuable help to the administrative staff in discharging their duties.

        5.      HORTICULTURE:

                This course will expose participants to a variety of horticultural related trades including cultivation of fruits and vegetables, flowers, and plants. Specialized instruction in greens-keeping and landscaping is also anticipated. Fruits and vegetables grown by the program will be used to supplement program food supplies. A greenhouse will be constructed by the General Maintenance class and will be used to cultivate plants requiring controlled temperature and humidity.

                This course will also be apprenticed and will prepare students for potential employment at nurseries, tree farms, golf course, etc.

        6.      BEAUTICIAN/COSMETOLOGIST:

                This course will teach basic skills used in the operation of a beauty parlor. Specific instruction will be given in cutting and washing hair, permanents, hair styling, manicures, and the proper application and use of cosmetics.

                Since the facility will be home to at least 100 female residents, it is anticipated that students in this course will provide hair cutting and styling services to these residents. The course will thus serve a dual purpose of meeting the hair cutting needs of the facility and providing a training opportunity for students.

D.      LIFE SKILLS TRAINING:

        In addition to vocational training and counseling, the Vocational Coordinator will conduct job readiness classes covering interviewing, supervisor/subordinate relations, resume writing, appearance and hygiene, personal work habits, and work attitude. He will also conduct general life skills classes covering personal hygiene, establishing credit, health care access, budgeting, opening checking accounts, balancing monthly statements, writing checks, making change, using public transportation, basic nutrition, and time management


E.      EDUCATIONAL ASSESSMENT AND INSTRUCTION:

        An individualized educational assessment will be completed on each resident to determine the nature and scope of her educational needs. Every effort will be made to focus the educational instruction on a vocational subcomponent. Depending on an individual's needs, the educational program could range from remedial reading to G.E.D. preparation. Structured classroom instruction will be utilized when warranted by a sufficient number of participants. Individual instruction will be performed by the Educational Coordinator, inmate tutors, and community volunteers. Under the auspices of the Community College System, college level courses are also proposed.

F.      LEISURE ACTIVITIES:

        The Recreational Coordinator is responsible for the development and supervision of leisure time activities. Emphasis on group and individual participation will lead to a wide variety of leisure time opportunities. Group activities such as jazzercise, soccer, softball, field hockey, and volleyball will be complemented with individual activities such as theater, music, art, literature, writing courses, etc. Religious services and activities will be available to meet spiritual needs. These will be conducted by volunteers form local religious groups. Participation will be voluntary.

G.      WORK THERAPY:

        A list of jobs and work assignments related to facility maintenance and grounds-keeping will be created. These tasks will include laundry, gardening, painting, food services, cleaning, building maintenance, etc.

        The list will be reviewed monthly and updated if necessary. A time schedule listing the day, week, and month for each task will be established. The workboards will be given to each staff member assigned the task of supervising resident work. A master workboard will be kept in Control. Each facility head count will verify the presence and location of the resident and the work activity she is involved in. After a job is completed, the supervising staff member will rate the performance of the resident. This rating will earn the resident points which can be exchanged for additional leisure activities.


H.      PARENTING SKILLS TRAINING:

        A curriculum covering parenting skills will be developed by E.C.I. facility staff under the supervision of the Educational Coordinator. The class will provide instruction on setting limits, discipline, communication skills, proper diets, hygiene, etc. Participation by volunteer instructors from the community will be encouraged. Where practicable, First Aid and CPR training will be included as part of the course.

I.      ENHANCEMENT SEMINARS:

        On a regular basis, outside community speakers (authors, historians, sociologists) will be invited to make presentations to the residents on a variety of topics including health issues, current events, consumer affairs, etc. The program will be coordinated by residents under the supervision of the Vocational Coordinator. All speakers will present on a volunteer basis.

                                                            Revised Attachment C
                                                            Contract R92.132(A2)
                                                                  (1 of 9 pages)

                          ECLECTIC COMMUNICATIONS, INC.
                              (LEO CHESNEY CENTER)

                         CONTRACTOR'S PROGRAM STATEMENT
                            (REVISED NOVEMBER, 1994)



LCC Program (1994)

GENERAL SUMMARY:

This program is individualized to the greatest extent possible while including common essentials which are necessary for program operation and community re-integration of all offenders. Because of the short length of stay at the facility, the program give primary emphasis to educational needs, the acquisition of G.E.D. certificates, and to life skills training.
Secondary priority is given to vocational training programs.

The program provides the following services: educational assessment and instruction (ABE and GED), leisure activities, life skills training (pre-release, Breaking Barriers), and work therapy.

ECI/LCC program objectives are to provide the inmates with viable services in preparation for community re-integration while maintaining them in a secure facility environment. These programs include but are not limited to:

- - Orientation
- - Counseling (AA, NA, Group, Individual, Family, and MRT)
- - Basic Education
- - Recreation Programs (Volleyball, Basketball, Baseball)
- - Religious Services (various denominations)
- - Culinary Arts
- - Community Work Crews
- - Pre-Release Program
- - Inmate Work Training Incentive Programs

Work assignments and activities either train in a vocational skill or train in an educational program sub-component or augment existing skills. Work assignments supervised by staff are conducted with these concepts in mind.

Providing marketable job skills for inmates is of paramount importance. Certified vocational training is offered in general maintenance, horticulture, culinary arts, and computer operation.


PRE-RELEASE PLANNING

A monthly pre-release program is offered to inmates. The goal of this three week program is to develop the life skills needed for success on parole. Breaking Barriers occupies a portion of pre-release and stresses the development of self awareness, self esteem, accountability, goal setting, positive communication techniques, and other ego development skills.

The remainder of the program provides specific training and information and fosters the development of survival skills which include health issues, consumer issues, employability skills, money management, community resources, family and


LCC Program (1994)
Page 2

social interactions, parole resources, job search (which includes resume writing). Training is provided by speakers from outside agencies, videotapes, and the educational staff. All graduates receive a certificate of achievement upon completing the course. All inmates in the ECI/LCC program may attend the Pre-Release Program offered at the facility.


WORK INCENTIVE

ECI/LCC complies with CDC's Inmate Work Incentive Program by maintaining records for all inmates who perform work assignments. These time records are submitted for approval to the CDC administrator prior to receiving payment.


COMMUNITY SERVICE

The main objective of ECI/LCC is to increase the rate of the inmates' successful reintegration into society. To achieve this objective LCC actively solicits community service projects for inmate participation. LCC and the Public Service Agency ensure the safety of the inmates when performing public service assignments. All community service projects have prior CDC approval. The appropriate level of security during community service projects is maintained to protect the community, staff and inmates. The work crew supervisor is equipped with a two-way radio to maintain contact with LCC and local law enforcement.


EDUCATIONAL PROGRAMS

The education program is managed by staff who meet the credential standards. The education program provides inmates with opportunities to continue with their formal education- with vocational evaluation and training, and with a pre-release program that helps them prepare to re-enter the community. Classroom space is properly lighted and well ventilated.

Each inmate is given the TABE test upon her arrival to determine her eligibility for education programs. The GED program is offered to all inmates who score above 7.0 on the TABE test. In class they work toward passing the GED exam and acquiring the GED certificate. An Adult Basic Education (ABE) program is offered to inmates who test below 6.0 on the TABE test. ABE certificates may be earned at three levels.


RELIGIOUS PROGRAMS

A variety of counseling services and self-help programs are provided for the inmates.

LCC Program (1994)
Page 3

In an effort to maintain a drug free environment and encourage a drug free lifestyle, weekly Narcotics Anonymous and Alcohol Anonymous meeting are held at the facility. Urine samples are collected, in accordance with CDC policy, from any inmate who, without medical approval, is believed to have used or currently be under the influence of a controlled substance.

Other self help programs offered include stress management, problem solving, finding clean and sober leisure activities and hobbies, and open discussion groups on domestic violence. An "Open Line" is held by the Intake Counselor once a week for inmates who just want to talk.

Several volunteer religious groups offer a variety of ministries on an on-going basis to the residents in the form of Bible study groups, non-denominational services, special programs for holidays. A Catholic priest and/or Jewish Rabbi are available upon request.


LIBRARY SERVICES

ECI/LCC maintains an inmate library. Inmates assigned to the position of Librarian have access to a computer with a library program installed. Library hours are scheduled to maximize accessibility seven days a week. LCC does not have a law library. Inmates requesting use of a law library shall be transported by CDC to the Hub Institution.


VISITING

Visiting is encouraged as a means of developing and maintaining healthy family and community relationships. ECI/LCC allows a minimum of 16 hours of visiting per week. Visit requests are subject to denial or restrictions by CDC staff. Appropriate parking space, including handicap parking, is allocated and accessible to persons with disabilities. The visiting area has vending machines, sufficient furniture, and custody staff to provide security. A separate area is available for law enforcement/attorney/Administrative hearings interviews if needed during scheduled visiting periods. The privacy of inmates and their visitors is not imposed upon except as necessary for the identification of persons to maintain order, acceptable conduct, and to prevent the introduction of items, commodities or substances which inmates are not permitted to possess. Limitations on the length of visits shall be imposed to avoid overcrowding. Visiting does not conflict with or supersede required inmate participation in LCC activities such as full-time work/training assignments. ECI/LCC staff notify all visitors that upon entering the grounds of LCC their person, vehicle and articles of property in their possession are subject to search to ensure LCC security and to prevent introduction of contraband.

LCC Program (1994)
Page 4

CANTEEN

ECI/LCC has an inmate canteen program. Canteen items and a price list are kept current and a copy is made available to each inmate. The canteen schedule provides reasonable access to all inmates during non-working hours once a week. Any profit derived by LCC from the inmate canteen program shall be deposited in the Inmate Welfare Fund.


RECREATION PROGRAMS

Numerous recreational activities are organized within the facility to promote self-esteem and team building. Tournaments are held in softball, ping pong, horse shoes, volleyball and a variety of table games. A variety of craft classes are also offered (such as leather work and shirt painting).


MEDICAL SERVICES

ECI/LCC has written procedures approved by CDC for inmate routine sick call. Written agreements are established with local qualified medical personnel for 24 hour emergency medical services. In addition, CDC will return inmates to nearest HUB institution contingent on the recommendations of the designated CDC Chief Medical Officer responsible for medical decisions. Payment for all medical services, including emergency dentistry, encumbered by inmates housed at ECI/LCC is the sole responsibility of the CDC.


PROGRAM AUDITS

Program audits are conducted on an annual basis by the CCCA staff from Region and/or Headquarters. Custody/Security, Program Administration, and Physical Plant audits will be conducted for compliance to CDC standards. Areas noted as partial compliance of any audit will be corrected within 30-90 days as specifically stated in the audit.

The facility will receive official notice as to the areas of partial or non-compliance. ECI/LCC will submit, within 10 days of receiving the notice, a plan of correction indicating action be taken and time frames for full compliance to the CCCA Administrator. The CCCA Administrator will review the plan of correction and will either concur with the plan or specifically identify the corrective actions to be taken and the time frame for its completion. In case of any discrepancy, the appeal process is available if filed within 10 days of notice. First level of appeal is to the CCCA Administrator and the second level is the Deputy Director of Parole and Community Services Division.

At the end of the time limit, the facility will be reaudited. Those areas of partial or non-compliance that remain uncorrected may cause a 1% penalty per day to be imposed against the monthly invoice until deficiencies are corrected. In addition, failure to comply with contract conditions, resulting in a breach of security of health and safety standards, can result in the immediate cancellation of the contract.


Marvin Wiebe
Page 2

STATE OF CALIFORNIA--YOUTH AND ADULT CORRECTIONAL AGENCY   PETE WILSON, GOVERNOR
================================================================================

DEPARTMENT OF CORRECTIONS
Parole and Community Services Division
P. O. Box 942883
Sacramento, CA 94283-0001


November 29, 1995

Marvin Wiebe, President
Cornell Corrections, Inc.
1823 Knoll Drive, Suite 8
Ventura, CA 93003

Dear Mr. Wiebe:

This letter serves as formal acknowledgment for contract amendment processing for the 1996/97 fiscal year (FY) for the Leo Chesney Center, Contract #R92.132. By signing the approved signature block portion on Page 2 of this letter, the undersigned acknowledges that the enclosed contract exhibit documents for the 1996/97 FY reflects changes as discussed in our negotiation conference call on November 9, 1995. These enclosures are identified as Minimum Required Staffing (Exhibit 1); Total Contract Allotment (Exhibit 2), Post Assignment Schedule Summary (Exhibit 3), and Post Assignment Schedule Detail (Exhibit 3A-C).

It is further acknowledged that signing the approved signature block will reflect a "roll over" of funding at the same level as 1995/96 FY (excluding the additional day for leap year) with the proposed additional funding for selection and training in compliance with Board of Corrections Standards (exclusive of firearms). These contract documents also reflect budget revisions that were processed during the 1995/96 FY as well as recognition of the mid-year completion of program development reimbursements. The 1996/97 FY dollars serve as a placeholder while CDC continues to address the Cost of Living Allowance issue through the legislative budget process.

The proposed contract language to the Statement of Work relating to BOC training has been revised and reflects the following:

THE CONTRACTOR SHALL HIRE AND PROVIDE PEACE AND CUSTODIAL OFFICER TRAINING TO FACILITY CUSTODY STAFF IN ACCORDANCE WITH BOARD OF CORRECTIONS (BOC) STANDARDS AND TRAINING OF LOCAL CORRECTIONS OFFICERS AS DETAILED IN TITLE 15, SUBCHAPTER 1., EXCLUSIVE OF FIREARMS. THE CONTRACTOR SHALL PROVIDE 116 HOURS OF BOC CERTIFIED BASIC TRAINING TO CUSTODY STAFF WITHIN THE FIRST YEAR OF EMPLOYMENT. SUBSEQUENTLY, THE CONTRACTOR SHALL PROVIDE 40 HOURS OF ANNUAL TRAINING OF WHICH 24 HOURS MUST BE BOC CERTIFIED AND 16 HOURS ON CDC RELATED TRAINING INCLUDING BUT NOT LIMITED TO SEXUAL HARASSMENT, INMATE AND STAFF RELATIONS AND FIRST AID.

DURING THE 1996/97 FY, THE CONTRACTOR SHALL PROVIDE BASIC TRAINING TO ANY EXISTING CUSTODY STAFF WHO HAVE NOT YET RECEIVED THE FULL 116 HOURS OF BASIC TRAINING.

Marvin Wiebe
Page 2


The proposed contract language to the Financial Management Handbook relating to training has been revised and reflects the following:

STAFF TRAINING COSTS ARE ALLOWABLE IN ACCORDANCE WITH THE STATEMENT OF WORK. CDC REQUIRES THAT CUSTODIAL OFFICERS MEET BOC STANDARDS. OTHER STAFF TRAINING COSTS WILL BE LIMITED TO THAT TRAINING WHICH IS DIRECTLY RELATED TO HIS/HER JOB PERFORMANCE AND AS ALLOWED BY IRS STANDARDS.

Please return the signed letter indicating your approval and enclosures to the Department of Corrections, P&CSD/CCCA, P.O. Box 942883, Sacramento, CA 94283-0001, Attention: Lisa Hansen, no later than DECEMBER 8, 1995 to ensure timely processing of the contract document.

Sincerely,

/S/ BEN DEGROOT

BEN De GROOT
Parole Agent III and Chief Negotiator
Community Correctional Centers Administration

Enclosures

                                    CORNELL CORRECTIONS OF
CONTRACTOR:                         CALIFORNIA, INC.

CONTRACTED FACILITY:                LEO CHESNEY CENTER CCF


APPROVED:




/S/ MARVIN WIEBE                    VICE PRESIDENT, CORNELL CORRECTIONS OF
                                    CALIFORNIA, INC.
Signature                           Title



DECEMBER 13, 1995
Date

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91) CDC ELECTRONIC (1/94)
- --------------------------------------------------------------------------------
- -APPROVED BY THE ATTORNEY GENERAL      CONTRACT NUMBER              AM. NO.
                                         R92.132                      3
- --------------------------------------------------------------------------------
                TAXPAYER'S FEDERAL EMPLOYER IDENTIFICATION NUMBER
                                   94-2411045
- --------------------------------------------------------------------------------
THIS AGREEMENT, made and entered into this 1ST day of DECEMBER, 1995 , in the State of California, by and between State of California, through its duly elected or appointed, qualified and acting
- --------------------------------------------------------------------------------
TITLE OF OFFICER ACTING FOR STATE    AGENCY

Chief, Service Contracts Section     Department of Corrections, hereafter called
                                     the State, and
- --------------------------------------------------------------------------------
CONTRACTOR'S NAME

CORNELL CORRECTIONS OF CALIFORNIA, INC. (LEO CHESNEY CENTER), hereafter called the Contractor.
- --------------------------------------------------------------------------------
WITNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed, does hereby agree to furnish to the State services and materials as follows:
(SET FORTH SERVICE TO BE RENDERED BY CONTRACTOR, AMOUNT TO BE PAID CONTRACTOR, TIME FOR PERFORMANCE OR COMPLETION, AND ATTACH PLANS AND SPECIFICATIONS, IF
ANY.)


Contract R92.132 dated March 1, 1993 for a Community Correctional Facility, which was amended on June 25, 1994 and July 1, 1994, is hereby further amended to: (1) change the name of the Contractor effective January 1, 1996; and (2) add encumbrances and the related changes for FY 1996/97.

1. Page 1, "Contractor's Name", of Amendment 2, is hereby changed to "Cornell Corrections of California, Inc." Henceforth, all other references to the Contractor's former name, "Eclectic Communications, Inc.", is hereby changed.

2. Page 1, paragraph 2 of amendment 2: The cumulative total of this contract through June 30, 1997 shall not exceed Thirteen Million, Two Hundred Fifty-Nine Thousand, Three Dollars ($13,259,003) and the FY breakdown follows:

           FY                                          TOTAL AMOUNT
           92/93                                         $ 771,649
           93/94                                        $3,093,379
           94/95                                        $3,124,424
           95/96                                        $3,131,130
           96/97                                        $4,138,421
                                                        ----------
           TOTAL:                                      $13,259,003

CONTINUED ON 8 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.
- --------------------------------------------------------------------------------
        The provisions on the reverse side hereof constitute a part of this agreement. IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.
================================================================================
STATE OF CALIFORNIA                 CONTRACTOR
- --------------------------------------------------------------------------------
AGENCY                              CONTRACTOR (IF OTHER THAN AN INDIVIDUAL,
                                    STATE WHETHER A CORPORATION, PARTNERSHIP,
                                    ETC.)
Department of Corrections           CORNELL CORRECTIONS OF CALIFORNIA, INC.
- --------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)           BY (AUTHORIZED SIGNATURE)
/s/ Sharon E. Planchon              /s/ Marvin Wiebe
- --------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING      PRINTED NAME AND TITLE OF PERSON SIGNING
SHARON E. PLANCHON                  Marvin Wiebe, VP, Finance and Administration
- --------------------------------------------------------------------------------
TITLE                               ADDRESS
Chief, Service Contracts Section    1823 Knoll Drive, Suite 8
                                    Ventura, CA 93003  (805) 644-8700
- --------------------------------------------------------------------------------
                         DEPARTMENT OF GENERAL SERVICES
                                    USE ONLY

                         Department of General Services

                                    APPROVED

                                   JUN 29 1996

                               BY: /S/ J.B. WIHLE
                              Ass't. Chief Counsel


STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91) (REVERSE) CDC ELECTRONIC (1/94)

CORNELL CORRECTIONS OF CALIFORNIA, INC.    2                             R92.132
(LEO CHESNEY CENTER)
                                                                     Amendment 3


1. The Contractor agrees to indemnify, defend and save harmless the State, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, materialmen, laborers and any other person, firm or corporation furnishing or supplying work services, materials or supplies in connection with the performance of this contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the Contractor in the performance of this contract.

2. The Contractor, and the agents and employees of Contractor, in the performance of the agreement, shall act in an independent capacity and not as officers or employees or agents of State of California.

3. The State may terminate this agreement and be relieved of the payment of any consideration to Contractor should Contractor fail to perform the covenants herein contained at the time and in the manner herein provided. In the event of such termination the State may proceed with the work in any manner deemed proper by the State. The cost to the State shall be deducted from any sum due the Contractor under this agreement, and the balance, if any, shall be paid the Contractor upon demand.

4. Without the written consent of the State, this agreement is not assignable by Contractor either in whole or in part.

5.       Time is of the essence in this agreement.

6. No alteration or variation of the terms of this contract shall be valid unless made in writing and signed by the parties hereto, and no oral understanding or agreement not incorporated herein, shall be binding on any of the parties hereto.

7. The consideration to be paid Contractor, as provided herein, shall be in compensation for all of Contractor's expenses incurred in the performance hereof, including travel and per diem, unless otherwise expressly so provided.

================================================================================
AMOUNT ENCUMBERED BY THIS      PROGRAM/CATEGORY (CODE AND TITLE)    FUND
DOCUMENT                       Support Program 31                  General
                               -------------------------------------------------
$    3,138,421.00  96/7        (OPTIONAL USE)
- ----------------------------   3020/32000
PRIOR AMOUNT ENCUMBERED FOR    -------------------------------------------------
THIS CONTRACT                  ITEM               CHAPTER   STATUTE  FISCAL YEAR
                               5240-001-001(5260)  Pend      1996     96/7
$  10,120,582.00               -------------------------------------------------
                               OBJECT OF EXPENDITURE (CODE AND TITLE)
TOTAL AMOUNT ENCUMBERED TO              418.14
DATE                           -------------------------------------------------
$  13,259,003.00
================================================================================
I hereby certify upon my own personal         T.B.A. NO.        B.R. NO.
knowledge that budgeted funds are
available for the period and purpose
of the expenditure stated above.
- --------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                   DATE

/s/ Shirley A. Clark
================================================================================

THE STATE OF CALIFORNIA &               3                                R92.132
CORNELL CORRECTIONS OF CALIFORNIA                                    AMENDMENT 3
(LEO CHESNEY CENTER)


3. Page 2, paragraph 1 of amendment 2: Effective July 1, 1996, the per diem rate is increased to $34.97 per participant day and the Contractor will provide services for as many as 71,175 participant days in FY 1996/97.

4. Page 2, paragraph 4 of amendment 2: For FY 1996/97, the annual facility lease costs reimbursed by CDC to the Contractor shall not exceed $484,596.

5. Page 2, paragraph 6 of amendment 2: The minimum staffing requirements and total contract allotment for FY 1996/97 are attached hereto and incorporated herein as Exhibits 1 and 2, respectively.

6. Page 2, paragraph 7 of amendment 2: The custody and culinary staff post assignment schedule summaries and detail effective July 1, 1996 are attached hereto and incorporated herein as Exhibits 3, 3A, 3B and 3C, and shall remain in effect on an ongoing basis until revised.

The following paragraphs are added as Scope of Services provisions to the contract:

7. The Contractor shall ensure all Custodial Officers meet Board of Corrections (BOC) Training Standards as stipulated in Title 15, Subchapter 1, Sections 131, 179 (exclusive of the 832 Penal Code requirement). Subsequently, each Custody Officer must receive 40 hours of training annually, 24 hours of which must be BOC certified as stipulated in Title 15, Subchapter 1, Section 184(a)(6) and (b), with the remaining 16 hours on CDC mandated subjects, including but not limited to, sexual harassment, inmate/staff relations, and first aid. This provision supersedes the requirements for staff training described in the Statement of Work (SOW).

         During the +996/97 FY, the Contractor shall provide basic training to any existing custody staff who have not yet received the full 116 hours of basic training.

         Staff training costs for BOC Training Standards are allowable in accordance with the SOW. Other staff training costs will be limited to that training which is directly related to his/her job performance and as allowed by IRS standards. This provision supersedes the requirements for staff training described in the Financial Management Handbook.

All other terms and conditions not amended remain in full force and effect.